                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999


I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                             607,644.78
           Available Funds:
                     Contract Payments due and received in this period                                                  3,290,654.58
                     Contract Payments due in prior period(s) and received in this period                                 413,967.00
                     Contract Payments received in this period for next period                                            141,524.75
                     Sales, Use and Property Tax, Maintenance, Late Charges                                                79,473.48
                     Prepayment Amounts related to early termination in this period                                     3,897,660.99
                     Servicer Advance                                                                                     661,111.52
                     Proceeds received from recoveries on previously Defaulted Contracts                                        0.00
                     Transfer from Reserve Account                                                                         11,767.13
                     Interest earned on Collection Account                                                                 14,732.53
                     Interest earned on Affiliated Account                                                                  1,989.50
                     Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                       Section 5.03                                                                                             0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                       (Substituted contract < Predecessor contract)                                                            0.00
                     Amounts paid under insurance policies                                                                      0.00
                     Any other amounts                                                                                          0.00

                                                                                                                       -------------
           Total Available Funds                                                                                        9,120,526.26
           Less: Amounts to be Retained in Collection Account                                                             392,225.43
                                                                                                                       -------------
           AMOUNT TO BE DISTRIBUTED                                                                                     8,728,300.83
                                                                                                                       =============


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                                                 0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                   413,967.00
                     3.      To Noteholders (For Servicer Report immediately following the Final Additional
                             Closing Date)

                                    a) Class A1 Principal and Interest                                                  5,832,740.15
                                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                229,891.90
                                    a) Class A3 Principal (distributed after A2 Note mature) and Interest                 370,516.12
                                    a) Class A4 Principal (distributed after A3 Note matures) and Interest                595,956.85
                                    b) Class B Principal and Interest                                                     121,443.65
                                    c) Class C Principal and  Interest                                                    244,082.17
                                    d) Class D Principal and Interest                                                     166,148.70
                                    e) Class E Principal and Interest                                                     222,140.52

                     4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                            0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)        129,191.60
                                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)       194,175.60
                                    c) Reserve Account Distribution (Provided no Restricting or Amortization Event
                                       in effect)                                                                          11,767.13
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other
                               Amounts                                                                                     96,195.51
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                                 100,083.93
                                                                                                                       -------------
           TOTAL FUNDS DISTRIBUTED                                                                                      8,728,300.83
                                                                                                                       =============

                                                                                                                       -------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}     392,225.43
                                                                                                                       =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,702,437.25
            - Add Investment Earnings                                                                                      11,767.13
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
            - Less Distribution to Certificate Account                                                                     11,767.13
                                                                                                                       -------------
End of period balance                                                                                                  $2,702,437.25
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $2,702,437.25
                                                                                                                       =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                           Pool A                          183,597,749.62
                           Pool B                           51,265,384.54
                                                        -----------------
                                                                               234,863,134.16
Class A Overdue Interest, if any                                     0.00
Class A Monthly Interest - Pool A                            1,042,260.49
Class A Monthly Interest - Pool B                              291,026.92

Class A Overdue Principal, if any                                    0.00
Class A Monthly Principal - Pool A                           4,808,483.22
Class A Monthly Principal - Pool B                             887,334.39
                                                        -----------------
                                                                                 5,695,817.61
Ending Principal Balance of the Class A Notes
                           Pool A                          178,789,266.40
                           Pool B                           50,378,050.15
                                                        -----------------
                                                                             ----------------
                                                                               229,167,316.55
                                                                             ================

--------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                     Ending Principal
Original Face $237,814,000                    Original Face $237,814,000                    Balance Factor
    $ 5.606429                                      $ 23.950725                                96.364098%
--------------------------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                           Class A1                                  28,532,134.16
                           Class A2                                  42,182,000.00
                           Class A3                                  65,098,000.00
                           Class A4                                  99,051,000.00

                                                                 -----------------

Class A Monthly Interest                                                                    234,863,134.16
                           Class A1 (Actual Number Days/360)            136,922.54
                           Class A2                                     229,891.90
                           Class A3                                     370,516.12
                           Class A4                                     595,956.85

                                                                 -----------------

Class A Monthly Principal
                           Class A1                                   5,695,817.61
                           Class A2                                           0.00
                           Class A3                                           0.00
                           Class A4                                           0.00

                                                                 -----------------
                                                                                              5,695,817.61
Ending Principal Balance of the Class A2 Notes
                           Class A1                                  22,836,316.55
                           Class A2                                  42,182,000.00
                           Class A3                                  65,098,000.00
                           Class A4                                  99,051,000.00

                                                                 -----------------
                                                                                            ---------------
                                                                                             229,167,316.55
                                                                                            ===============

Class A1
--------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000            Ending Principal
Original Face $31,483,000                     Original Face $31,483,000            Balance Factor
  $ 4.349094                                        $ 180.917245                     72.535389%
--------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999

V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                           Pool A                         3,129,782.22
                                           Pool B                           873,918.93
                                                                          -------------
                                                                                               4,003,701.15

           Class B Overdue Interest, if any                                       0.00
           Class B Monthly Interest - Pool A                                 19,039.51
           Class B Monthly Interest - Pool B                                  5,316.34
           Class B Overdue Principal, if any                                      0.00
           Class B Monthly Principal - Pool A                                81,962.78
           Class B Monthly Principal - Pool B                                15,125.02
                                                                          -------------
                                                                                                  97,087.80
           Ending Principal Balance of the Class B Notes
                                           Pool A                         3,047,819.44
                                           Pool B                           858,793.91
                                                                          -------------
                                                                                               -------------
                                                                                               3,906,613.35
                                                                                               =============

----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $4,054,000                  Original Face $4,054,000                          Balance Factor
      $ 6.007856                                 $ 23.948643                                    96.364414%
----------------------------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                           Pool A                          6,258,783.44
                                           Pool B                          1,747,618.86
                                                                           -------------
                                                                                           8,006,402.30

           Class C Overdue Interest, if any                                        0.00
           Class C Monthly Interest - Pool A                                  39,013.08
           Class C Monthly Interest - Pool B                                  10,893.49
           Class C Overdue Principal, if any                                       0.00
           Class C Monthly Principal - Pool A                                163,925.56
           Class C Monthly Principal - Pool B                                 30,250.04
                                                                           -------------
                                                                                             194,175.60
           Ending Principal Balance of the Class C Notes
                                           Pool A                          6,094,857.88
                                           Pool B                          1,717,368.82
                                                                           -------------
                                                                                           -------------
                                                                                           7,812,226.70
                                                                                           =============

----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $8,107,000                  Original Face $8,107,000                          Balance Factor
     $ 6.155985                                  $ 23.951597                                   96.363966%
----------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                           Pool A                       4,172,782.63
                                           Pool B                       1,165,152.24
                                                                        -------------
                                                                                                              5,337,934.87

           Class D Overdue Interest, if any                                     0.00
           Class D Monthly Interest - Pool A                               28,687.88
           Class D Monthly Interest - Pool B                                8,010.42
           Class D Overdue Principal, if any                                    0.00
           Class D Monthly Principal - Pool A                             109,283.71
           Class D Monthly Principal - Pool B                              20,166.69
                                                                        -------------
                                                                                                                129,450.40
           Ending Principal Balance of the Class D Notes
                                           Pool A                       4,063,498.92
                                           Pool B                       1,144,985.55
                                                                        -------------
                                                                                                              ------------
                                                                                                              5,208,484.47
                                                                                                              ============

----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $5,405,000                  Original Face $5,405,000                          Balance Factor
       $ 6.789695                               $ 23.950120                                    96.364190%
----------------------------------------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                           Pool A                               5,215,783.03
                                           Pool B                               1,456,385.55
                                                                                -------------
                                                                                                     6,672,168.58

           Class E Overdue Interest, if any                                             0.00
           Class E Monthly Interest - Pool A                                       47,159.37
           Class E Monthly Interest - Pool B                                       13,168.15
           Class E Overdue Principal, if any                                            0.00
           Class E Monthly Principal - Pool A                                     136,604.64
           Class E Monthly Principal - Pool B                                      25,208.36
                                                                                -------------
                                                                                                       161,813.00
           Ending Principal Balance of the Class E Notes
                                           Pool A                               5,079,178.39
                                           Pool B                               1,431,177.19
                                                                                -------------
                                                                                                     ------------
                                                                                                     6,510,355.58
                                                                                                     ============

----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $6,756,000                  Original Face $6,756,000                          Balance Factor
      $ 8.929473                                $ 23.951007                                    96.364055%
----------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                           Pool A                                     6,259,349.44
                                           Pool B                                     1,747,777.56
                                                                                      -------------
                                                                                                                     8,007,127.00

           Residual Interest - Pool A                                                   101,075.31
           Residual Interest - Pool B                                                    28,116.29
           Residual Principal - Pool A                                                  163,925.56
           Residual Principal - Pool B                                                   30,250.04
                                                                                      -------------
                                                                                                                       194,175.60
           Ending Residual Principal Balance
                                           Pool A                                     6,095,423.88
                                           Pool B                                     1,717,527.52
                                                                                      -------------
                                                                                                                     -------------
                                                                                                                     7,812,951.40
                                                                                                                     =============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                           100,083.93
            - Servicer Advances reimbursement                                                                          413,967.00
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                           96,195.51
                                                                                                                     -------------
           Total amounts due to Servicer                                                                               610,246.44
                                                                                                                     =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999



XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                            208,634,230.38

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                               0.00

        Decline in Aggregate Discounted Contract Balance                                                           5,464,185.48

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                 --------------
           ending of the related Collection Period                                                               203,170,044.90
                                                                                                                 ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                       1,726,723.77

            - Principal portion of Prepayment Amounts                                             3,737,461.71

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                 0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                      0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                               0.00

                                                                                                 -------------
                                             Total Decline in Aggregate Discounted Contract
                                               Balance                                                    0.00
                                                                                                 =============

POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                             58,256,237.68

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                               0.00

        Decline in Aggregate Discounted Contract Balance                                                           1,008,334.53

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                 --------------
           ending of the related Collection Period                                                                57,247,903.15
                                                                                                                 ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                         843,764.00

            - Principal portion of Prepayment Amounts                                               164,570.53

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                 0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                      0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                               0.00

                                                                                                 -------------
                                             Total Decline in Aggregate Discounted Contract
                                               Balance                                                    0.00
                                                                                                 =============

                                                                                                                 --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                260,417,948.05
                                                                                                                 ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999


XII.   CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

  POOL A
                                                                    Discounted                         Residual
  Lease #              Lessee Name                                  Present Value                      Value
  ----------------------------------------------                    -----------------------            ----------------
                       None                                                                                      $0.00




                                                                    -----------------------            ----------------
                                                Totals:                              $0.00                       $0.00





  POOL B
                                                                    Discounted                         Residual
  Lease #              Lessee Name                                  Present Value                      Value
  ----------------------------------------------                    -----------------------            ----------------
                       None                                                                                      $0.00




                                                                    -----------------------            ----------------
                                                Totals:                              $0.00                       $0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                                                         0
  b) ADCB AT  CLOSING DATE                                                                                           0
  c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                                                    0%


* ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,
  THE SERVICER HAS DECLINED TO ADVANCE,
  OR THE OBLIGOR HAS REJECTED THE CONTRACT/LEASE IN BANKRUPTCY PROCEEDING.

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A                                                                                                              Predecessor
                                                                                Discounted          Predecessor     Discounted
Lease #                Lessee Name                                              Present Value       Lease #         Present Value
-------------------------------------------------------------------             ------------------  --------        ---------------
                       NONE











                                                                                ------------------                  ---------------
                                                                   Totals:                  $0.00                            $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                     $0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                                            $0.00
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                             0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
  COLLECTION PERIOD
                                                               YES       NO     X
                                                              -------   --------


POOL B                                                                                                              Predecessor
                                                                                Discounted          Predecessor     Discounted
Lease #                Lessee Name                                              Present Value       Lease #         Present Value
-------------------------------------------------------------------             ------------------  --------        ---------------
                       NONE









                                                                                -------------                        ---------------
                                                                      Totals:           $0.00                                  $0.00


a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                       $0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                                              $0.00
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                                 0.00%

*ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER
HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
  COLLECTION PERIOD
                                                               YES       NO     X
                                                              -------   --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

  POOL A - NON-PERFORMING                                                                                            Predecessor
                                                                                  Discounted          Predecessor    Discounted
  Lease #           Lessee Name                                                   Present Value       Lease #        Present Value
  ----------------------------------------------------------------------          -------------       ----------     --------------
                    None










                                                                                  -------------                      --------------
                                                                        Totals:          $0.00                               $0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                             0.00
  b) ADCB OF POOL A AT CLOSING DATE                                                                                          $0.00
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                      $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
  COLLECTION PERIOD
                                                                 YES      NO X
                                                                 ------   ------





  POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                      Predecessor
                                                                                  Discounted          Predecessor    Discounted
  Lease #           Lessee Name                                                   Present Value       Lease #        Present Value
  ----------------------------------------------------------------------          -------------       ----------     --------------
                    None



                                                                                   ------------                       --------------
                                                                         Totals:          $0.00                                $0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                                 $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                                            $0.00
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                             0.00%

  ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
  THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
  BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                   $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                 YES      NO X
                                                                 ------   ------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999


XV.    POOL PERFORMANCE MEASUREMENTS


1.                                         AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                                                TOTAL OUTSTANDING CONTRACTS
         This Month                                                    39,633.46       This Month            260,417,948.05
         1 Month Prior                                                      0.00       1 Month Prior         266,890,468.06
         2 Months Prior                                                     0.00       2 Months Prior        270,243,724.70

         Total                                                         39,633.46       Total                 797,552,140.81

         A) 3 Month Average                                            13,211.15       B) 3 Month Average    265,850,713.60

         c) a/b                                                            0.00%


2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                      Yes                          No        X
                                                                                          --------------------           ---------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                        Yes                          No        X
                                                                                          --------------------           ---------
         B. An Indenture Event of Default has occurred and is then continuing?        Yes                          No        X
                                                                                          --------------------           ---------

4.       Has a Servicer Event of Default occurred?                                    Yes                          No        X
                                                                                          --------------------           ---------


5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                             Yes                          No        X
                                                                                          --------------------           ---------
         B. Bankruptcy, insolvency, reorganization; default/violation of
            any covenant or obligation not remedied within 90 days?                   Yes                          No        X
                                                                                          --------------------           ---------
         C. As of any Determination date, the sum of all defaulted
            contracts since the Closing date exceeds 6% of the ADCB on
            the Closing Date?                                                         Yes                          No        X
                                                                                          --------------------           ---------




6.       Aggregate Discounted Contract Balance at Closing Date                    Balance  $                   -
                                                                                          ------------------------


         DELINQUENT LEASE SUMMARY


                                 Days Past Due      Current Pool Balance         # Leases
                                       31 - 60              8,920,614.42               76
                                       61 - 90              1,425,663.24               19
                                      91 - 180                 39,633.46                2



         Approved By:
         Lisa J. Cruikshank
         Vice President